Exhibit 10.14



                         PARTNERSHIP INTEREST PLEDGE AND
                  SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT
                  --------------------------------------------

     This PARTNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (this "Agreement") is entered into as of December 28, 2005 (the "Effective Date") by and between STANFORD INTERNATIONAL BANK, LTD., an Antiguan banking corporation, ("SECURED PARTY"), TIERRA DEL SOL RESORT, INC., a Florida corporation ("PLEDGOR"), and TDS MANAGEMENT LLC, a Florida limited liability company ("TDSM") .

     WHEREAS, SECURED PARTY is the owner and holder of a $6,000,000 promissory note dated as of December 18, 2003, issued by PLEDGOR's indirect parent company American Leisure Holdings, Inc. ("AMLH"), and certain of AMLH's affiliates in favor of SECURED PARTY's affiliate Stanford Venture Capital Holdings, Inc., (the "Note");

     WHEREAS, the Note is secured by a mortgage on approximately 162 acres of real property located in Polk County, Florida (the "Property"), owned by affiliates of AMLH (the "Mortgage");

     WHEREAS, KeyBank National Association ("Key"), the lender for the proposed development of the portion of the Property owned by subsidiaries of TIERRA DEL SOL RESORT (PHASE 1) LTD, a Florida limited partnership of which TDSM is the general partner (the "Partnership"), requires release of the Mortgage as to 122 acres of the Property as a condition to the provision of such financing;

     WHEREAS, SECURED PARTY will not release the Mortgage without the pledge and collateral assignment as security for the Note of all of PLEDGOR's limited partner interest in the Partnership, representing a 72.928% Partnership Percentage (as defined in the Partnership's Agreement of Limited Partnership dated December 28, 2005 [the "Partnership Agreement"]); and

     WHEREAS, PLEDGOR desires to secure AMLH's obligations under the Note by granting SECURED PARTY a security interest in all of PLEDGOR's interest in the Partnership, pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, PLEDGOR hereby agrees as follows:

     1.  Security.  The  term "Collateral" shall mean all of the limited partner
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interests  in  the  Partnership  held  by  the  PLEDGOR,  including  all capital accounts, rights of distribution, profits and losses and all proceeds thereof, all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefore, and all of PLEDGOR's right, title and interest as a limited partner in the Partnership and pursuant to the

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Partnership  Agreement,  as  amended  from  time  to  time,  including,  without limitation, and as applicable, the right to: (A) vote (provided however that PLEDGOR shall continue to exercise its right to vote prior to the occurrence of an Event of Default and the expiration of any applicable grace period); (B) upon prior written notice, inspect the books, records and documents of the Partnership during normal business hours at the office of PLEDGOR or such other place as PLEDGOR may keep such records and documents; (C) receive a return of capital contributions in accordance with the Partnership Agreement; (D) receive tax benefits; (E) receive payments or distributions made to PLEDGOR by or on behalf of the Partnership; and (F) receive all proceeds from the sale or transfer of PLEDGOR's interest in the Partnership or any part thereof.

     2.  Obligations.  As  used herein, the term "Obligations" shall mean all of
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AMLH's  and PLEDGOR's obligations, covenants and agreements under the Note, this
Agreement, and all other documents or instruments, evidencing, securing or otherwise executed and delivered in connection with the Note (collectively, the "Loan Documents").

     3.  Grant  of  Security  Interest. As security for full and timely payment,
         -----------------------------
performance and satisfaction of the Obligations, the PLEDGOR hereby collaterally assigns, grants, transfers, hypothecates and delivers to SECURED PARTY, its successors and assigns, a first priority security interest in the Collateral.

     4.  Perfection:  UCC  Filings.  To  perfect  the  security  interest in the
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Collateral  granted  hereby, concurrently with the execution hereof, the PLEDGOR shall deliver to SECURED PARTY an executed Assignment Separate from Collateral (the "Assignment") in the form attached hereto as Exhibit "A" and incorporated herein by this reference. SECURED PARTY shall hold the Assignment as security for the Note and upon indefeasible payment in full of the Note shall return the original of the Assignment to the PLEDGOR. TDSM, as general partner if the Partnership, by its execution of this Agreement, acknowledges SECURED PARTY's rights in the Collateral and acknowledges that it has made the appropriate entries on the Partnership's books and records to effect and evidence the pledge of a security interest in the Collateral to SECURED PARTY. Further, the PLEDGOR acknowledges and agrees that the Partnership shall act as SECURED PARTY's bailee, agent and pledgeholder with respect to possession of the Collateral. To further perfect the security interest in all of the Collateral generally, the PLEDGOR shall deliver to SECURED PARTY a UCC-1 Financing Statement in proper form for filing describing the Collateral.

     5.  Representations  by PLEDGOR and TDSM. The PLEDGOR and TDSM, jointly and
         ------------------------------------
severally, represent and warrant to SECURED PARTY that:

          (a) Pledgor is the sole owner of all the limited partner interests in the Partnership, except for the interest held by Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership ("Phase 2"), free and clear of all liens or encumbrances or prior pledges;

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          (b)  the  limited  partner interest pledged pursuant to this Agreement constitutes 71.928 % of the Partnership Percentage in the Partnership, and the remaining 28.072 % Partnership Percentage is owned 27.972 % by Phase 2 and .1% by TDSM as sole general partner of the Partnership;

          (c) so long as the Obligations secured by this Agreement are outstanding, no new interests in the Partnership will be issued and that the PLEDGOR shall not further assign, transfer, pledge or encumber its limited partner interests in the Partnership;

          (d) so long as the Obligations secured by this Agreement are outstanding, AMLH will maintain ownership of at least 81% of PLEDGOR's common stock;

          (e) the execution and delivery by the PLEDGOR of this Agreement will not result in the violation of or default under any agreement or any law or governmental regulation applicable to the PLEDGOR, TDSM, or the Partnership;

          (f) the collateral assignment of PLEDGOR's limited partner interest contained in this Agreement is permitted under the Partnership Agreement; and

          (g) The Partnership does not directly or indirectly own any real property or assets other than that certain real property in Polk County, Florida, legally described in Exhibit "B" attached hereto (the "Partnership Property") and does not operate any business other than the development, management and operation of the Partnership Property.

     6.  Covenants  by  PLEDGOR  and  TDSM.  The  PLEDGOR  and TDSM, jointly and
         ---------------------------------
severally, hereby covenant that, until such time as the Obligations have been fully paid, performed and satisfied:

          (a) all payments or distributions of cash or other assets made by or on behalf of the Partnership with respect to or on account of the Collateral shall be made directly to Secured Party;

          (b) the PLEDGOR shall not sell, convey or otherwise dispose of any of the Collateral or any interest therein, or create, incur or permit to exist any other pledge, mortgage, lien, charge, encumbrance or security interest in or with respect to any of the Collateral, or the proceeds thereof;

          (c) no new partners of the Partnership shall be added without the prior written consent of SECURED PARTY (which SECURED PARTY may withhold in its absolute discretion);

          (d) the PLEDGOR shall promptly deliver to SECURED PARTY a copy of all written notices or correspondence received by the PLEDGOR with respect to the Collateral;

          (e) the PLEDGOR shall, at PLEDGOR's own expense, promptly execute, acknowledge and deliver all such instruments and take all such reasonable actions as SECURED PARTY from time to time may reasonably request in order to ensure to SECURED PARTY the benefits of the lien in and to the Collateral intended to be created by this Agreement; and

          (f) Neither PLEDGOR nor any of its shareholders nor any affiliated, related or associated party or person shall, prior to the payment in full of the Note, demand, accept or receive any payment, distribution or other consideration, directly or indirectly, from the Partnership.

     7.  Events  of  Default. The happening of any of the following events shall
         -------------------
constitute an event of default ("Event of Default") under this Agreement:

          (a) the occurrence of an Event of Default under the Note;

          (b) the occurrence of an Event of Default under the Credit Agreement of even date between SECURED PARTY and PLEDGOR (the "Credit Agreement");

          (c) the failure by TDSM or PLEDGOR to keep or perform any of the material terms, covenants and conditions of this Agreement and continuation of such failure for 10 days after written notice from SECURED PARTY;

          (d) the levy of any attachment, execution or other process against any of the Collateral and the failure to remove or stay such process within 10 days after the date thereof; or

          (e) the occurrence of an Event of Default under either of the loan agreements of even date providing for financing from Key for the development of portions of the Property (the "Senior Financing"); provided, however, that if any event of default under such loan agreements is cured within the applicable time period, it shall not constitute an Event of Default hereunder.

     8.  Rights  of  SECURED  PARTY. Upon the occurrence of an Event of Default,
         --------------------------
SECURED PARTY may, at its option, do any one or more of the following:

          (a) declare all indebtedness of AMLH to SECURED PARTY to be immediately due and payable, whereupon all unpaid principal and interest on the Note shall become and be immediately due and payable;

          (b) exercise any and/or all of the rights and remedies of a secured party as provided for by the Uniform Commercial Code of the State of Florida;

          (c) proceed by an action or actions at law or in equity to recover the indebtedness secured hereby or to foreclose under this Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction;

          (d) proceed immediately to have any or all of the Collateral registered in SECURED PARTY's name or in the name of its nominee;

          (e) exercise all voting rights with respect to the Collateral and all other rights;

          (f) enforce one or more remedies hereunder, successively or concurrently; and

          (g) proceed immediately to dispose of and realize upon the Collateral, or any part thereof, and in connection therewith, sell or otherwise dispose of and deliver the Collateral, or any part thereof, at public or private sale or sales, at any exchange, broker's board or at any of SECURED PARTY's offices or elsewhere, at such prices and on such terms as SECURED PARTY may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of SECURED PARTY or any purchaser to purchase at any such sale either the whole or any part of the Collateral (in connection with any such sale or disposition, SECURED PARTY shall give 10 calendar days or more notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the PLEDGOR hereby acknowledges to be reasonable ["Notice of Sale"]).

     Notwithstanding the foregoing or anything else herein to the contrary, SECURED PARTY agrees that it shall accord the PLEDGOR a period of 10 days from the date of occurrence of an Event of Default (the "Redemption Period") before SECURED PARTY will have the right to sell the Collateral to a third party, and that during such Redemption Period the PLEDGOR may redeem and recover the Collateral by payment to SECURED PARTY of all amounts due under the Note, including all principal, interest and any fees and expenses due. All other rights and remedies of SECURED PARTY remain available during the Redemption Period.

     9.  PLEDGOR' Rights Prior to Default. So long as no Event of Default occurs
         --------------------------------
and is continuing under this Agreement, the PLEDGOR shall have the sole and exclusive right to exercise its pre-existing rights under the Partnership Agreement, other than its right to receive payments or distributions, which shall be made directly to SECURED PARTY pursuant to Section 6(a) above; provided, however, that as long as this Agreement remains in effect, without the
-----------------
prior written consent of SECURED PARTY (or its successor in interest), PLEDGOR and TDSM shall not permit the Partnership to:

               (i) merge, consolidate, reorganize, liquidate, dissolve, recapitalize, sell, lease, transfer, or otherwise dispose of its assets other than in the normal course of business;

               (ii) issue, sell, or otherwise dispose of or acquire any of its equity or debt securities (or securities convertible or exchangeable into any of its equity or debt securities);

               (iii) create or permit to exist any lien, charge, or encumbrance upon any of its assets, whether now owned or hereafter acquired, except for:

                    (a) liens for taxes not yet due or which are being contested in good faith by the Partnership;

                    (b) liens and encumbrances directly related to the Senior Financing;

                    (c) liens and encumbrances operating in favor of SECURED PARTY; and

                    (d) other liens and encumbrances incidental to the conduct of the business of the Partnership which were not incurred in connection with the borrowing of money and which do not in the aggregate materially detract from the value of the Partnership's assets or materially impair the use thereof in the operation of its business;

               (iv) incur or permit to exist any indebtedness, other than any indebtedness existing pursuant to the Senior Loan or in favor of SECURED PARTY, and other than indebtedness incurred in the ordinary course of its business, nor shall it give its guarantee in connection with the obligation of any person or entity.

               (v) amend the Partnership Agreement or other governing documents of the Partnership; or,

     In addition, at all times during the term of this Agreement, PLEDGOR and TDSM shall cause the Partnership to:

               (i) maintain its entity existence and continue to operate its business in the ordinary course; and

               (ii) maintain its financial condition so that there is no material adverse charge in its condition.

Upon the occurrence and during the continuance of an Event of Default hereunder, SECURED PARTY at its option shall succeed immediately to all rights of the PLEDGOR in connection with the Partnership.

     10.  Proceeds.  The  proceeds  of any disposition of all or any part of the
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Collateral shall be applied as follows:

          (a) first, to the costs and expenses incurred in connection therewith or incidental thereto, including reasonable attorneys' fees and legal expenses;

          (b) second, to the satisfaction of the Obligations;

          (c) third, to the payment of any other amounts required by applicable law; and

          (d) fourth, to the PLEDGOR to the extent of any surplus remaining.

     11. Consent. The PLEDGOR hereby consents that, from time to time, before or
         -------
after the occurrence or existence of any Event of Default, with or without notice to or assent from the PLEDGOR, any other security at any time held by or available to SECURED PARTY for any of the Obligations or any other security at any time held by or available to SECURED PARTY or any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered or released, and any of the Obligations may be exchanged, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as SECURED PARTY may see fit, and the PLEDGOR shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, or extension of further credit.

     12.  Private  Sale.  The  PLEDGOR  recognizes and acknowledges that SECURED
          -------------
PARTY may be unable to effect a public sale of all or a part of the Collateral and may elect to resort to one or more private sales to purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The PLEDGOR acknowledge that any such private sales may be at prices and on terms less favorable than those of public sales, and agree that such private sales shall be deemed to have been made in a commercially reasonable manner provided the SECURED PARTY provides the Notice of Sale as set forth in paragraph 8.

     13.  Termination.  Upon  full  payment  and  performance  of  all  of  the
          -----------
Obligations, this Agreement shall terminate.

     14. Further Assurances. The PLEDGOR and TDSM shall, upon request of SECURED
         ------------------
PARTY, furnish to SECURED PARTY such further information, execute and deliver to SECURED PARTY such additional documents and instruments (including, without limitation, further Uniform Commercial Code financing statements) and do such other acts and things, as SECURED PARTY may at any time reasonably request relating to the perfection or protection of the security interest created by this Security Agreement or for the purpose of carrying out the intent of this Security Agreement. Without limiting the foregoing, PLEDGOR shall cooperate and do all reasonable acts deemed necessary or advisable by SECURED PARTY to maintain in SECURED PARTY a perfected first security interest in the Collateral, and shall obtain and furnish to SECURED PARTY any subordinations, releases, waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, SECURED PARTY.

     15.  Authority  of  SECURED  PARTY.  The  SECURED  PARTY  shall have and be
          -----------------------------
entitled to exercise all such powers hereunder as are specifically delegated to the SECURED PARTY by the terms hereof, together with such powers as are incidental thereto. The SECURED PARTY may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. During the continuance of an Event of Default, the PLEDGOR and TDSM hereby consent to the admission and substitution of the SECURED PARTY as the sole limited partner of the Partnership.

     16. Attorneys' Fees. If any legal action or other proceeding is brought for
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the  enforcement  of  this  Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in connection with that action or proceeding, including before the filing of suit, in addition to any other relief to which it or they may be entitled.

     17.  Miscellaneous.  This  Agreement  is  made  and  shall  be interpreted,
          -------------
construed and enforced in accordance with the laws of the State of Florida. This Agreement has been negotiated by parties knowledgeable in the matters contained in this Agreement, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party's preparation of the initial or any subsequent draft of the Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Executed copies of this Agreement may be delivered by facsimile, with originals to follow. All periods of time referred to in this Agreement shall include Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday. This Agreement shall be binding upon and shall inure to the benefit of all the parties hereto, their respective beneficiaries, successors and assigns. Each party signing this Agreement on behalf of an entity represents and warrants that he or she has full authority to do so and the signature of no other party is necessary for this Agreement to be effective. Headings at the beginning of each numbered section of the Agreement are solely for the convenience of the parties and are not a part of this Agreement. This Agreement contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. If any of the provisions contained in this Agreement should be held invalid, illegal or unenforceable by a court of competent jurisdiction, such provision(s) shall be reformed by such court to the minimum extent possible to render it valid, legal and enforceable (if possible), and the validity, legality and enforceability of the remaining portions hereof shall not in any way be affected or impaired. Time is of the essence under this Agreement and any amendment, modification or revision of it.

     IN WITNESS THEREOF, the parties have entered into this Agreement as of the Effective Date.

PLEDGOR:

TIERRA  DEL  SOL  RESORT,  INC.
a  Florida  corporation


By: /s/ Malcolm J. Wright
   ----------------------------

SECURED  PARTY:

STANFORD  INTERNATIONAL  BANK,  LTD.



By: /s/ James M. Davis
   ----------------------------


TDS  MANAGEMENT,  LLC,
a  Florida  limited  liability  company


By: /s/ Malcolm J. Wright
   ----------------------------

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